SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                     / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/   /    Preliminary proxy statement

/ X /    Definitive proxy statement

/ X /    Definitive additional materials

/   /    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ X /    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
         14a-6(j)(2).

/   /    $500 per each party to the controversy pursuant to Exchange
         Act Rule 14a-6(i)(3).

/   /    Fee Computed on table below per Exchange Act Rules 14a
         -6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4)     Proposed maximum aggregate value of transaction:

/   /    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, schedule or registration statement no.:

(3)     Filing Party:

(4)     Date Filed:

--------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

3410 South Galena Street, Denver, Colorado 80231

Notice Of Annual Meeting Of Shareholders
To Be Held May 21, 1996

To The Shareholders of
The New York Tax-Exempt Income Fund, Inc.:

        Notice is hereby given that the Annual Meeting of the Shareholders of The New York Tax-Exempt Income Fund, Inc. (the "Fund") will be held at 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on Tuesday, May 21, 1996, or any adjournments thereof (the
"Meeting"), for the following purposes:

        (1) To elect three Directors in Class III to hold office until the term of such class shall expire in 1999 or until their successors are elected and shall qualify;

        (2) To ratify the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing November 1, 1995 (Proposal No. 1); and

        (3) To transact such other business as may properly come before the Meeting.

        Shareholders of record at the close of business on March 22, 1996 are entitled to vote at the Meeting. The election of Directors and the Proposal are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of the Fund recommends a vote to elect each of its nominees as Director and in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                   By Order of the Board of Directors,



                                                    Andrew J. Donohue, Secretary
April 8, 1996


Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

3410 South Galena Street, Denver, Colorado 80231

PROXY STATEMENT

Annual Meeting Of Shareholders
To Be Held May 21, 1996


This Proxy Statement is furnished to the shareholders of The New York Tax-Exempt Income Fund, Inc. (the "Fund") in connection with the solicitation by the Fund's Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on May 21, 1996, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement will be made on or about April 8, 1996. For a free copy of the annual report covering the operations of the Fund for the fiscal year ending October 31, 1995, call Shareholder Financial Services, Inc., the Fund's transfer agent, at 1-800-647-7374.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the nominees for Director named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of the Proposal to ratify the selection of independent auditors unless a choice is indicated to vote against or to abstain from voting on the Proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Director and in favor of the Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 3410 South Galena Street, Denver, Colorado 80231; (2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's investment adviser, OppenheimerFunds, Inc. (the "Adviser"), personally or by telephone or telegraph; any expenses so incurred will also be borne by the Fund. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of March 22, 1996, the record date, there were 2,452,087 shares of the Fund issued and outstanding. All shares of the Fund have equal voting rights as to the election of Directors and as to the Proposal described herein, and the holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of the record date, no person owned of record or was known by the management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of the Fund.

ELECTION OF DIRECTORS

The Articles of Incorporation of the Fund provide that the Board of Directors shall consist of three classes of Directors with overlapping three year terms. One class of Directors is to be elected each year with terms extending to the third succeeding annual meeting after such election, or until their successors shall be duly elected and shall have qualified. At the Meeting, three Class III Directors are to be elected for a three year term, as described below, or until the respective successors of each shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless the proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Directors of the Fund. The proxies being solicited cannot be voted for more than three nominees.

Each of the Class III nominees, Robert G. Avis, Jon S. Fossel and James
C. Swain, is presently a Director of the Fund. All present Directors of the Fund have been previously elected by the Fund's shareholders, except for Ms. Bridget A. Macaskill, who was appointed a Class I Director in 1995 by the Fund's Board of Directors. Each nominee has agreed to be nominated and to serve as a Director. Class III Directors to be elected at the Meeting shall serve as such for a three year term and constitute the third class of the Board. The first and second classes of the Board and the expiration dates of their terms of office are shown below.

Each of the nominees and other Directors is also a trustee, director or managing general partner of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Centennial America Fund, L.P., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund, Oppenheimer High Yield Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Tax-Exempt Fund, Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Daily Cash Accumulation Fund, Inc. and Centennial Tax-Exempt Trust (together with the Fund, the "Denver Oppenheimer funds"), except that Mr. Fossel and Ms. Macaskill are not trustees of Oppenheimer Strategic Income Fund and Oppenheimer Integrity Funds. Ms. Macaskill and Mr. Swain are President and Chairman, respectively, of all the Denver Oppenheimer funds.

The nominees and other Directors indicated below by an asterisk are "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Adviser or its affiliates or a securities dealer or other positions described. The year given below indicates when the nominees and the other Directors first became a trustee or director of any of the Denver Oppenheimer funds without a break in service. If a nominee should be unable to accept election, the Board of Directors may, in its discretion, select another person to fill the vacant position. As of March 22, 1996, none of the Directors and officers of the Fund beneficially owned shares of the Fund.

                                                                                        Term
Name and Other               Business Experience                                        Currently
Information                  During the Past Five Years                                 Expires
Class I

William A. Baker             Management Consultant.                                     1997
first became a Trustee or
Director in 1966.
Age:  81

Charles Conrad, Jr.          Vice President of McDonnell Douglas                        1997
first became a Trustee or    Space Systems Co.; formerly associated
Director in 1970.            with the National Aeronautics and Space
Age:  65                     Administration.

Raymond J. Kalinowski        Director of Wave Technologies                              1997
first became a Trustee or    International, Inc.; Formerly Vice
Director in 1988.            Chairman and a director of A.G. Edwards,
Age:  66                     Inc., parent holding company of A.G.
                             Edwards & Sons, Inc. (a broker-dealer),
                             of which he was Senior Vice President.

Bridget A. Macaskill*        President, Chief Executive Officer                         1998
first become a Trustee or    and a Director of the Adviser;
Director in 1995.            Chairman and a Director of
Age:  47                     Shareholder Services, Inc. ("SSI"), a
                             transfer agent subsidiary of the
                             Adviser; President and a Director of
                             Oppenheimer Acquisition Corporation
                             ("OAC"), parent of the Adviser and
                             HarbourView Asset Management Corporation
                             ("HarbourView"), an investment adviser
                             subsidiary of the Adviser; and a
                             Director of Oppenheimer Partnership
                             Holdings, Inc., a holding company
                             subsidiary of the Adviser; formerly
                             Executive Vice President of the
                             Manager.

Class II

C. Howard Kast               Formerly Managing Partner of Deloitte,                     1998
first became a Trustee or    Haskins & Sells (an accounting firm).
Director in 1988.
Age:  74

Robert M. Kirchner           President of The Kirchner Company                          1998
first became a Trustee or    (management consultants).
Director in 1963.
Age:  74

Ned M. Steel                 Chartered property and casualty                            1998
first became a Trustee or    underwriter; Director of Visiting
Director in 1963.            Nurse Corporation of Colorado; formerly
Age:  80                     Senior Vice President and a director of
                             Van Gilder Insurance Corp. (insurance brokers).

Class III

Robert G. Avis*              Vice Chairman of A.G. Edwards & Sons, Inc.                 1996
first became a Trustee or    (a broker-dealer) and A.G. Edwards, Inc.
Director in 1993.            (its parent holding company); Chairman of
Age:  64                     A.G.E. Asset Management and A.G. Edwards
                             Trust Company (its affiliated investment
                             adviser and trust company, respectively).

Jon S. Fossel*               Chairman and a director of the Adviser; a                  1996
first became a Trustee or    director of OAC; President and a director
Director in 1990.            of HarbourView; a director of SSI and
Age:  54                     Shareholder Financial Services, Inc. ("SFSI"),
                             a transfer agent subsidiary of the Adviser;
                             formerly President of the Adviser.

James C. Swain*              Vice Chairman of the Adviser; formerly a                   1996
first became a Trustee or    director of the Adviser; President and a
Director in 1969.            director of Centennial Asset Management
Age:  62                     Corporation ("Centennial"), an investment
                             adviser subsidiary of the Adviser, and
                             Chairman of the Board of SSI.

_________________________
* A Director who is an "interested person" of the Fund or the Adviser under the Investment Company Act.

Vote Required. The affirmative vote of a majority of the voting power of the shares present and entitled to vote is required for the election of a nominee as Director. The Board of Directors recommends a vote for the election of each nominee.

Functions of the Board of Directors. The primary responsibility for the management of the Fund rests with the Board of Directors. The Directors meet regularly to review the activities of the Fund and the Adviser, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Board were held in the fiscal year ended October 31, 1995 and all of the Directors were present for at least 75% of those meetings. The Directors of the Fund have appointed an Audit and Review Committee (the "Audit Committee"), comprised of Messrs. Baker (Chairman), Conrad and Kirchner, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Adviser or the Fund. The functions of the Audit Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Directors. The Audit Committee met six times during the fiscal year ended October 31, 1995 and all members attended at least 75% of the meetings held during this period. The Board of Directors does not have a standing nominating or compensation committee.

Remuneration of Directors and Officers. The officers of the Fund (Ms. Macaskill and Mr. Swain) are affiliated with the Adviser; they and the Directors of the Fund who are affiliated with the Advisor (Ms. Macaskill and Messrs. Fossel and Swain) receive no salary or fee from the Fund. The Directors of the Fund (excluding Ms. Macaskill and Messrs. Fossel and Swain) received the total amounts shown below (i) from the Fund, during its fiscal year ended October 31, 1995, and (ii) from all 21 of the Denver-based Oppenheimer funds (including the Fund) listed in the third paragraph of this section (and from Oppenheimer Strategic Investment Grade Bond Fund, Oppenheimer Strategic Diversified Income Fund and Oppenheimer Strategic Short-Term Income Fund, which ceased operation following the acquisition of their assets by certain other Oppenheimer funds), for services in the positions shown:

                                                                  Total Compensation
                                            Aggregate             From All
                                            Compensation          Denver-based
Name and Position                           from Fund             OppenheimerFunds1

Robert G. Avis                              $545                  $53,000.00
 Director
William A. Baker                            $754                  $73,254.66
 Audit and Review Committee
 Chairman and Director
Charles Conrad, Jr.                         $661                  $64,309.17
 Audit and Review Committee
 Member and Director
Raymond J. Kalinowski                       $669                  $65,000.00
 Director
C. Howard Kast                              $669                  $65,000.00
 Director
Robert M. Kirchner                          $702                  $68,292.00
 Audit and Review Committee
 Member and Director
Ned M. Steel                                $545                  $53,000.00
 Director

______________________
1  For the 1995 calendar year.

Officers of the Fund. Each officer of the Fund is elected by the Directors to serve an annual term. Information is given below about the Fund's executive officers who are not Directors of the Fund, including their business experience during the past five years. Messrs. Bishop, Donohue, Bowen, Farrar and Zack serve in a similar capacity with the other Denver Oppenheimer funds.

Robert E. Patterson, Vice President and Portfolio Manager; Age 52. Senior Vice President of the Adviser; an officer of other Oppenheimer funds.

Andrew J. Donohue, Vice President and Secretary; Age 45.
Executive Vice President and General Counsel of the Adviser and OppenheimerFunds Distributor, Inc. (the "Distributor"); an officer of other Oppenheimer funds; formerly, Senior Vice President and Associate General Counsel of the Adviser and the Distributor, Partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Assistant Secretary and Treasurer; Age
59.
Senior Vice President and Treasurer of the Adviser; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; and an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age 47.
Senior Vice President and Associate General Counsel of the Adviser; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 37.
Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Adviser, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 30.
Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Adviser, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
(Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Directors and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Adviser, at a meeting held October 24, 1995, selected Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning November 1, 1995. Deloitte also serves as auditors for the Adviser and certain other funds for which the Adviser acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting but they will have the opportunity to make a statement if they desire to do so and they will be available should any matter arise requiring their presence. The Board of Directors recommends approval of the selection of Deloitte as auditors of the Fund.

ADDITIONAL INFORMATION

The Adviser. Subject to the authority of the Board of Directors, the Adviser is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund.

The Adviser (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $40 billion as of December 31, 1995, and with more than 2.8 million shareholder accounts. The Adviser is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Adviser and OAC are located at Two World Trade Center, New York, New York 10048-0203. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Adviser on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Adviser, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 1995, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 482,637 shares of Class B voting stock, and (iii) 943,135 shares of Class C non-voting stock. This collectively represented 81.6% of the outstanding common stock and 87.4% of the voting power of OAC as of that date. Certain officers and/or directors of the Adviser held (i) 642,172 shares of the Class B voting stock, representing 14.6% of the outstanding common stock and 10.9% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 719,310 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund, and Ms. Macaskill and Messrs. Jon S. Fossel and James C. Swain, who serve as Directors of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Advisor). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price.

The names and principal occupations of the executive officers and directors of the Adviser are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Jon S. Fossel, Chairman and a director; Donald W. Spiro, Chairman Emeritus and a director; Robert G. Galli and James C. Swain, Vice Chairmen; Robert C. Doll, O. Leonard Darling, James Ruff, Loretta McCarthy and Nancy Sperte, Executive Vice Presidents; Tilghman G. Pitts III, Executive Vice President and a director; Andrew J. Donohue, Executive Vice President and General Counsel; George C. Bowen, Senior Vice President and Treasurer; Victor Babin, Robert
A. Densen, Ronald H. Fielding, Robert E. Patterson, Arthur Steinmetz, Ralph Stellmacher, Jerry A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents.

The Transfer, Shareholder Servicing and Dividend Paying Agent. SFSI, a subsidiary of the Adviser, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the Fund. Fees paid to SFSI are based on the number of shareholder accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses. The Fund incurred approximately $14,135 in expenses for the fiscal year ended October 31, 1995 for services provided by SFSI. United Missouri Trust Company of New York acts as co-transfer agent and co-registrar with SFSI and provide such additional services as SFSI may request.

RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by the Fund must notify the Fund in such a manner so that such notice is received by the Fund by December 1, 1996 and in such form as is required under, and otherwise meets the requirements of, the rules and regulations promulgated by the Securities and Exchange Commission.

OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                            By Order of the Board of Directors,



                            Andrew J. Donohue, Secretary

March 31, 1996

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD MAY 21, 1996

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

Please detach at perforation before mailing.
--------------------------------------------------------------------------
The New York Tax-Exempt Income Fund, Inc.
Proxy for Annual Shareholders Meeting to be held May 21, 1996.

The undersigned shareholder of The New York Tax-Exempt Income Fund, Inc. (the "Fund") does hereby appoint George C. Bowen, Rendle Myer, Robert Bishop, Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held May 21, 1996, at 3410 South Galena Street, Denver, Colorado, 80231 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Directors and on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

The New York Tax-Exempt Income Fund, Inc./Proxy for Annual Shareholders Meeting to be held May 21, 1996

Your shareholder vote is important!

Your prompt response can save your Fund money.
Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

Please detach at perforation before mailing.
--------------------------------------------------------------------------
---------------------------------------------------------
1.   Election of Directors

     A) R.G. Avis
     B) J.S. Fossel
     C) J.C. Swain

     ____    FOR all nominees listed             ____  WITHHOLD AUTHORITY
     except as marked to the contrary.       to vote for all nominees listed
     Instruction: To withhold                  at left.
     authority to vote for any individual
     nominee, line out that nominee's name
     at left.


2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

             FOR____              AGAINST____                  ABSTAIN____


                                  Dated: ___________________________, 1996
                                         (Month)        (Day)

                                         ___________________________________
                                                 Signature(s)

                                         ___________________________________
                                                 Signature(s)

                                         Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.

BAM Letterhead




                                                 March, 1996


Your vote counts. . .

Dear The New York Tax-Exempt Income Fund, Inc. Shareholder:

     We have scheduled a shareholder meeting for May 21, 1996 to consider and vote on some important items concerning your Fund. A notice of the meeting and a proxy statement detailing these matters are enclosed. Your Board of Directors, which represents you in matters regarding your Fund, recommends approval of the items now being submitted to shareholders for a vote.

How do you vote?

     No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today.

What are the items?

- Election of Directors. There are 3 nominees for Directors up for election. A brief statement of the Directors' names and backgrounds is included for your information.

- Ratification of Auditors. Your approval is requested on the appointment of the independent auditing firm that reviews the financial statements of your Fund.

     If you have any questions regarding these items, please contact your financial advisor or call us at 1-800-687-7374.

                                                 Sincerely,



                                                 Bridget A. Macaskill


P.S. Casting your vote is quick and easy, so please take a moment to complete the proxy ballot.